                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 8, 2005

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)


         MICHIGAN                        000-26719               38-3360865
(State or other jurisdiction         (Commission File           (IRS Employer
      of incorporation)                   Number)         Identification Number)



310 LEONARD STREET NW, GRAND RAPIDS, MICHIGAN                      49504
  (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code              616-406-3000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 8, 2005, the Board of Directors of Mercantile Bank Corporation ("Mercantile") approved the acceleration of vesting of stock options for 32,750 shares of Mercantile common stock under Mercantile's 2004 Employee Stock Option Plan. The effected options are held by 103 employees, were granted on November 17, 2005, have an exercise price of $39.56 per share, and expire on November 16, 2015 unless earlier terminated pursuant to the Plan. The options originally were to have become exercisable in full on November 17, 2006. As a result of the Board's action accelerating the vesting of these options, they are now exercisable in full beginning December 8, 2005. None of the accelerated options are held by any of the directors or executive officers of Mercantile. A copy of the form of the Agreement Amending Stock Option Agreement that is being executed by Mercantile and each employee whose option is being accelerated is attached to this report as an exhibit.

         Accelerating the vesting of these options will eliminate the future compensation expense that Mercantile would have otherwise recognized in its consolidated statements of income with respect to these options when Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R") became effective. SFAS 123R becomes effective for Mercantile on January 1, 2006, and will require that compensation expense associated with stock options be recognized in Mercantile's consolidated statements of income, instead of as previously presented, on a pro-forma basis within a footnote disclosure included in Mercantile's consolidated financial statements. The future compensation expense that is eliminated as a result of the acceleration of the vesting of these options is approximately $400,000. This expense will instead be reflected in the pro forma footnote disclosure included in the December 31, 2005 consolidated financial statements. The acceleration of the vesting date of these options will not have any impact on Mercantile's 2005 consolidated results of operations or financial condition.



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



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number                   Description
--------------                   -----------
10.1               Form of Agreement Amending Stock Option Agreement





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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MERCANTILE BANK CORPORATION


                                        By: /s/ Charles E. Christmas
                                           -------------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


Date:  December 12, 2005

                                  EXHIBIT INDEX


Exhibit Number                              Description
--------------                              -----------

10.1                       Form of Agreement Amending Stock Option Agreement






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